                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


We consent to the inclusion in this registration statement on Form SB2, under the caption "Experts", the reference to our report dated October 15, 2005 with respect to the Financial Statements of Dalrada Financial Corporation (formerly known as Imaging Technologies Corporation), for the year ended June 30, 2005.


     /s/ Pohl, McNabola, Berg & Company LLP
     --------------------------------------
     Pohl, McNabola, Berg & Company LLP
     December 12, 2005
     San Francisco, California